UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2019

CARBONITE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35264	33-1111329
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Two Avenue de Lafayette, Boston, Massachusetts 02111
(Address of principal executive offices, including ZIP code)
(617) 587-1100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

❒	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §230.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Common Stock, par value $0.01 per share	CARB	The NASDAQ Stock Market LLC
(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ❒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ❒

Explanatory Note

Carbonite, Inc. (the “Company”) hereby amends its Current Report on Form 8-K ("Initial Form 8-K"), originally filed on March 27, 2019, related to the acquisition of all of the issued and outstanding capital stock of Webroot Inc. ("Webroot") pursuant to the Agreement and Plan of Merger (as amended, the "Merger Agreement"), dated as of February 7, 2019, by and among the Company, Matterhorn Acquisitions, Inc., a Delaware corporation and wholly owned subsidiary of the Company, Webroot and Shareholder Representative Services LLC. solely in its capacity as the stockholder representative. The Company is filing this Form 8-K/A for the purpose of including the required financial statements and pro forma financial information in accordance with the requirements of Item 9.01 of Form 8-K. The financial statements and information filed within this Form 8-K/A should be read in conjunction with the Initial Form 8-K.

Item 9.01 (a), (b) and (d)	Financial Statements and Exhibits.

2.1 +	Agreement and Plan of Merger, dated February 7, 2019, among Carbonite, Inc., Matterhorn Acquisitions, Inc., Webroot Inc. and Shareholder Representative Services LLC.
2.2 +	First Amendment to Agreement and Plan of Merger, dated March 26, 2019, among Carbonite, Inc., Matterhorn Acquisitions, Inc., Webroot Inc. and Shareholder Representative Services LLC.
10.1 +
Credit Agreement, dated March 26, 2019, among Carbonite, Inc., the financial institutions that are parties thereto as lenders, Barclays Bank PLC, as administrative agent for the lenders and the other parties thereto.

23.1 *	Consent of Independent Auditors
99.1 +	Carbonite, Inc. Press Release, dated March 26, 2019.
99.2 *	Unaudited consolidated financial statements of Webroot as of December 31, 2018 and June 30, 2018 and for the three and six months ended December 31, 2018 and 2017
99.3 *	Audited consolidated financial statements of Webroot as of June 30, 2018 and 2017 and for the years ended June 30, 2018, 2017, and 2016
99.4*	Unaudited pro forma condensed combined financial statements

* Filed herewith.
+ Previously filed/furnished with Initial Form 8-K on March 27, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized on June 11, 2019.

CARBONITE, INC.

By:	/s/ Anthony Folger
Name:	Anthony Folger
Title:	Chief Financial Officer